UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2006
PRA INTERNATIONAL
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-51029 (Commission File Number)	54-2040171 (IRS Employer Identification No.)
12120 Sunset Hills Road
Suite 600
Reston, Virginia 20190
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 464-6300
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Independent Accountants
Financial Statements
Unaudited Condensed Financial Statements
Unaudited Pro Forma Combined Condensed Financial Information

     On July 26, 2006, PRA International, a Delaware corporation (“PRA”), filed a current report on Form 8-K to report the completion of its acquisition of Pharma-Bio Research Metaholdings B.V., a Netherlands corporation (“PBR”). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, PRA stated that it intended to file the required financial statements and pro forma financial information within the time period permitted by Item 9.01. By this amendment to such Form 8-K, PRA is providing the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
(1)	The historical financial statements of PBR as of December 31, 2005 and for the year then ended are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).

(2)	The unaudited condensed balance sheet of PBR as of June 30, 2006 and the unaudited condensed statement of operations for the six months then ended are being filed as Exhibit 99.2 to this Form 8-K (and are included herein).
(b)	Pro Forma Financial Information.
     The unaudited pro forma combined condensed balance sheet of PRA as of June 30, 2006, and the unaudited pro forma combined condensed statements of operations of PRA for the year ended December 31, 2005 and for the six months ended June 30, 2006 giving effect to the acquisition as a purchase of PBR by PRA are being filed as Exhibit 99.3 to this Form 8-K (and are included herein).
(c) Exhibits

Exhibit No.	Description of Exhibit
2.1	Share and Loan Note Purchase Agreement by and among PRA International, Colomera Investments B.V., PBR Holdings SA and Pharma Bio-Research Metaholdings B.V., dated June 18, 2006 (attached as Exhibit 2.1 to PRA’s Report on Form 8-K dated July 21, 2006 and filed on July 26, 2006, and incorporated herein by reference). The schedules to the Share Purchase Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request.

2.2	Amendment of the Share and Loan Note Purchase Agreement by and among PRA International, Colomera Investments B.V., PBR Holdings SA and Pharma Bio-Research Metaholdings B.V., dated July 21, 2006 (attached as Exhibit 2.1 to PRA’s Report on Form 8-K dated July 21, 2006 and filed on July 26, 2006, and incorporated herein by reference).

23.1	Consent of Independent Accountants.

99.1	Financial statements of PBR as of December 31, 2005 and for the year then ended.

99.2	Unaudited condensed balance sheet of PBR as of June 30, 2006 and unaudited condensed statements of operations and notes for the six months then ended.

99.3	Unaudited pro forma combined condensed balance sheet of PRA International as of June 30, 2006 and unaudited pro forma combined condensed statements of operations of PRA International for the year ended December 31, 2005 and for the six months ended June 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA INTERNATIONAL
Date: October 5, 2006	By:	/s/ Spiro Fotopoulos
Spiro Fotopoulos
Vice President, Legal Affairs